Restricted Cash	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Restricted Cash [Abstract]
RESTRICTED CASH

NOTE 4 — RESTRICTED CASH

Pursuant to the Meteora Backstop Agreement dated November 9, 2022, the fund held in the escrow account for the forward share purchase is restricted to the Company for the nine months following the consummation of the Business Combination in November 2022, unless the investors sell the shares in the market or redeems the shares. Notwithstanding the sale of shares by the investors, the restricted cash will be used to settle any of the Company’s repurchase obligations.

During the six months ended June 30, 2023, the investors sold 1,191,016 shares in the open market at a price ranging from $1.51 to $1.61 per share.

On June 29, 2023, the Company and the investors entered into an agreement to early terminate the Meteora Backstop Agreement.

Pursuant to the early termination clauses of Meteora Backstop Agreement, the Company released $14.0 million from restricted cash to settle the obligation to investors and retained $1.7 million which is reflected in the cash and cash equivalents on the unaudited condensed consolidated balance sheets.

Pursuant to the termination agreement, the Company is not obligated to purchase the remaining 124,949 shares (the “Shares”) from the investors and the investors shall have no obligation to sell the Shares to the Company. In addition, the investors may dispose the Shares at its discretion in the open market at a sales price not less than $2 per share within the first three months following the date of the termination agreement and there is no condition or restrictions on the sales price thereafter. As a result, the Company released the remaining $1.5 million from restricted cash to settle the obligation to investors.

With the early termination and sale of shares by investors, the forward share purchase liability (“FSP liability”) was fully settled as of June 30, 2023 and a loss on settlement of $378,895 was recorded in the unaudited condensed consolidated statements of operations and comprehensive loss for the three and six months ended June 30, 2023.

NOTE 5 — RESTRICTED CASH

As of December 31, 2022, the Company had $44.8 million of restricted cash, of which (i) $29.5 million (2021: $34.5 million) was held in certain bank accounts on behalf of the Company’s customers and (ii) $15.3 million (2021: Nil) was held in an escrow account in connection with the Meteora Backstop Agreement.

For the funds held on behalf of the customers, the Company is acted as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the Company does not have the right to use for any purposes, other than managing the portfolio. Upon receiving escrow funds, the Company records a corresponding escrow liability.

Pursuant to the Meteora Backstop Agreement, the fund held in the escrow account for the forward share purchase is restricted to the Company for the nine months following the consummation of the Business Combination, unless Meteora sells the shares in the market or redeems the shares in nine months after the closing of the Business Combination. Notwithstanding the sale of shares by Meteora, the restricted cash will be used to settle any of the Company’s repurchase obligations.